American Funds College Target Date Series® Prospectus Supplement July 3, 2025

For the following most recent prospectuses (as supplemented to date):

American Funds® College 2042 Fund

American Funds® College 2039 Fund

American Funds® College 2036 Fund

American Funds College 2033 Fund®

American Funds College 2030 Fund®

American Funds College 2027 Fund®

American Funds College Enrollment Fund®

The following is added to the section titled “Underlying funds — Growth funds” in the “Information regarding the underlying funds” section of the prospectus:

American Funds® U.S. Small and Mid Cap Equity Fund The fund’s investment objective is to seek capital appreciation.

Under normal market conditions, the fund invests at least 80% of its net assets in common stocks and other equity-type securities (including preferred stock, convertible securities and hybrid securities) of small and mid-capitalization companies in the United States. The investment adviser currently defines “small and mid-capitalization companies” to be companies whose market capitalizations typically fall within the range of the Russell 2500 Index or the Russell Midcap Index. As of July 1, 2024, the largest company for the Russell 2500 Index had a market capitalization of approximately $18.6 billion and the largest company for the Russell Midcap Index had a market capitalization of approximately $55.9 billion. The market capitalization of the companies included in the Russell 2500 Index and the Russell Midcap Index will change with market conditions. The fund strives to maintain a fully invested portfolio.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-624-0725P CGD/AFD/10039-S109272

American Funds College Target Date Series® Statement of Additional Information Supplement July 3, 2025 (for the most recent statement of additional information, as supplemented to date)

The following is added after SMALLCAP World Fund in the annual advisory fee table under the heading “Investment Advisory and Service Agreement” in the “Management of the series” section of the statement of additional information:

Underlying American Funds	Annual fee rate
American Funds U.S. Small and Mid Cap Equity Fund	0.45%

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-625-0725O CGD/10149-S109273